TRANSAMERICA FUNDS

Transamerica Large Core

Transamerica Large Value Opportunities

Supplement to the Currently Effective

Class R, Class R2, Class R4 and Class I3 Statement of Additional Information

dated March 1, 2018, as supplemented

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The following information revises the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager”:

Fund Name	Percentage of Average Daily Net Assets
Transamerica Large Core	0.45% of the first $250 million 0.44% over $250 million up to $750 million 0.43% in excess of $750 million
Transamerica Large Value Opportunities	0.45% of the first $250 million 0.44% over $250 million up to $750 million 0.43% in excess of $750 million

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The following information revises the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers”:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Large Core*	PineBridge Investments LLC	0.10% of the first $250 million 0.09% over $250 million up to $500 million 0.08% in excess of $500 million
Transamerica Large Value Opportunities**	PineBridge Investments LLC	0.10% of the first $250 million 0.09% over $250 million up to $500 million 0.08% in excess of $500 million
*	The average daily net assets for purposes of calculating sub-advisory fees will be determined on a combined basis with Transamerica Large Value Opportunities.

**	The average daily net assets for purposes of calculating sub-advisory fees will be determined on a combined basis with Transamerica Large Core.

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The “AJO, LP Proxy Voting Policy” contained in “Appendix A – Proxy Voting Policies” of the Statement of Additional Information is deleted in its entirety and replaced alphabetically as follows:

PineBridge Investments LLC

Original Issue Date: 2005

Last Revision Date: March 2013

I. Introduction

Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in each Client’s best interest.

II. Policy Statement

Proxy Procedures

As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.)

Record-Keeping

PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies, and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third party proxy voting service or other third party.

Proxies of Shares of Non-U.S. Corporations

PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.

Policy on Monitoring Class Action Suits

In the event that PineBridge has purchased the same security for a Client’s portfolio alongside its investments on behalf of itself or an affiliate, PineBridge generally will seek to inform a Client that such Client may also have a cause of action whenever such issuer is subject to class action litigation. PineBridge as a general matter will also make available to the Client such rights, if any, as that PineBridge may have against any such issuer in its capacity as the Client’s agent, and PineBridge will, where possible, give the Client such assistance as it may reasonably require to exercise its rights in any such action.

PineBridge generally does not, however, search out potential legal claims or monitor class action lawsuits against issuers arising from investments held in a Client portfolio, nor may PineBridge institute a lawsuit on a Client’s behalf arising from investments held in the Client portfolio.

In addition, given the size and breadth of PineBridge’s business, it is possible that there may be situations in which PineBridge or an affiliate might become aware of a potential lawsuit with respect to a security, one of which may also be held within a Client portfolio. In these situations, there is the possibility, due to confidentiality requirements or conflicts of interest, that PineBridge would be restricted from informing a Client of potential legal actions and activities.

In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel), and will attempt to resolve all conflicts in the Client’s best interest.

III. Procedures

PineBridge will vote proxies in the best interests of its Clients, which may result in different voting results for proxies for the same issuer.

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Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.

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If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.

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If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Compliance should be consulted. Compliance has access to these proxy voting records.

•	PineBridge has established a Proxy Committee (the “Committee”). The PineBridge Proxy Committee is comprises members of Compliance, the Investment Department, and senior management.

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The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.

•	Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.

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PineBridge has engaged a third party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’s general voting guidelines.

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In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s general voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.

IV. Associated Policies

Advisory Agreements Policy

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The information contained in “Appendix B – Portfolio Managers” of the Statement of Additional Information relating to AJO, LP and Transamerica Large Core and Large Value Opportunities is deleted in its entirety and replaced alphabetically as follows:

PineBridge Investments LLC (“PineBridge”)

Transamerica Large Core

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager*	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Sheedsa Ali, CFA *	0	$0	15	$1.82 billion	9	$6.51 billion
Kate Faraday *	1	$163.3 million	15	$1.82 billion	9	$6.67 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Sheedsa Ali, CFA *	0	$0	0	$0	0	$0
Kate Faraday *	0	$0	0	$0	0	$0

*	as of July 31, 2018

Transamerica Large Value Opportunities

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager*	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Sheedsa Ali, CFA *	0	$0	15	$1.82 billion	9	$6.51 billion
Kate Faraday *	1	$163.3 million	15	$1.82 billion	9	$6.67 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Sheedsa Ali, CFA *	0	$0	0	$0	0	$0
Kate Faraday *	0	$0	0	$0	0	$0

*	as of July 31, 2018

Conflict of Interest

PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations.

Compensation

Compensation for all PineBridge Investments portfolio managers consists of both a salary and a bonus component. The Salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge Investments. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. With respect to qualitative methods applied in measuring the individual performance of portfolio managers, the criteria used to evaluate investment professionals include, but are not limited to, quality of work, job knowledge, entrepreneurship, initiative, problem solving/creativity, decision making, accountability for results, judgment, adaptability, planning and organizing, communication and interpersonal skills. With respect to quantitative methods applied in measuring individual performance, portfolio managers are evaluated on the performance of the portfolios they manage and/or trade compared to relevant benchmarks. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.

Ownership of Securities

As of July 31, 2018, none of the portfolio manager(s) owned any securities in the fund(s).

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Investors Should Retain this Supplement for Future Reference

August 31, 2018

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